                                                                  EXHIBIT 10.8.3

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of July 31, 2004 by and between SILICON VALLEY BANK ("Bank") and ODIMO INCORPORATED ("Grantor").

                                    RECITALS

      A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Odimo Incorporated, D.I.A. Marketing, Inc. and Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank, Odimo Incorporated, D.I.A. Marketing, Inc. and Grantor of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

      B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

      To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, and Trademarks listed on Exhibits A, B, and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

      This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                                  GRANTOR:

Address of Grantor:                               ODIMO INCORPORATED

--------------------------------
--------------------------------                  By: /s/ Alan Lipton
                                                      Name: Alan Lipton
                                                      Title: President

                                                  BANK:

Address of Bank:                                  SILICON VALLEY BANK

--------------------------------
--------------------------------
--------------------------------                  By: /s/ Dale Kirkland
                                                      Name:  Dale Kirkland
                                                      Title: Senior VP

                                    EXHIBIT A

                                   Copyrights



                                                        Registration/                   Registration/
                                                        Application                     Application
Description                                                 Number                          Date
-----------                                             -------------                   -------------
How to Buy a Diamond                                    TX-5-424-527                     08/03/2001
E- Diamond Buying Kit                                   TX-5-625-281                     08/03/2001
DiamondDepot.Com                                        TXu-906-235                      09/02/2001
DiamondDepot.Com                                        TXu-906-236                      02/12/2001
World of Watches.Com                                    Not available                    07/28/2004
Ashford.Com                                             Not available                    07/28/2004
Diamond.Com                                             Not available                    07/28/2004




                                    EXHIBIT B

                                     Patents




                                                        Registration/                   Registration/
                                                        Application                     Application
Description                                                 Number                          Date
-----------                                             -------------                   -------------
None


                                    EXHIBIT C

                                   Trademarks



                                          Registration/     Registration/
                                          Application       Application
Mark                                         Number            Date             Country             Status
----                                      -------------     -------------       -------             ------
DIAMOND.BIZ                               78/077388         8/03/2001       United States       Abandoned

WORLD OF WATCHES & Design                 2634553           10/15/2002      United States       Registered

A PERK FOR YOUR WORK                      76/156667         10/31/2000      United States       Abandoned

O Stylized                                2527126           1/08/2002       United States       Registered

DIAMOND.COM AN ODIMO COMPANY & Design     76/112031         08/16/2000      United States       Abandoned

DIAMOND.COM AN ODIMO COMPANY              76/115081         8/16/2000       United States       Abandoned

AS Stylized                               2469836           07/17/2001      United States       Registered

1-888-DIAMOND                             2551294           03/19/2002      United States       Registered

WORLD OF WATCHES.COM                      2482102           8/28/2001       United States       Registered

ODIMO.COM                                 76/012544         3/28/2002       United States       Abandoned

TRUST, LOVE, GIVE                         75/911497         02/03/2000      United States       Abandoned

ODIMO.COM                                 75/907204         02/02/2000      United States       Abandoned

THE POWER TO TRUST                        75/907203         02/02/2000      United States       Abandoned

DIAMONDDEPOT.COM                          2487016           09/11/2001      United States       Registered

1-888-WATCHES                             2513534           11/27/2001      United States       Registered

WORLD OF WATCHES                          2401981           11/7/2000       United States       Registered

A & Design                                2454068           5/22/2001       United States       Registered

ASHFORD.COM                               78/161279         09/06/2002      United States       Pending

ASHFORD                                   78/161282         09/06/2002      United States       Pending

A & Design                                75/806672         09/22/1999      United States       Pending

DIAMOND.COM                               75/793521         9/071999        United States       Abandoned

DIAMOND.COM & Design                      2000-078158       07/13/2000      Japan               Pending

WORLD OF WATCHES                          4514620           10/19/2001      Japan               Registered

WORLD OF WATCHES.COM                      4543977           02/15/2002      Japan               Registered

DIAMOND.COM & Design                      2236556           06/01/2001      United Kingdom      Registered

WORLD OF WATCHES                          2240221           09/21/2001      United Kingdom      Registered

WORLD OF WATCHES.COM                      2240220           11/23/2001      United Kingdom      Registered


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         This Intellectual Property Security Agreement is entered into as of July __, 2004 by and between SILICON VALLEY BANK ("Bank") and ASHFORD.COM, INC. ("Grantor").


                                    RECITALS

         A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Odimo Incorporated, D.I.A. Marketing, Inc. and Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank, Odimo Incorporated, D.I.A. Marketing, Inc. and Grantor of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

         B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, and Trademarks listed on Exhibits A, B, and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                            GRANTOR:

Address of Grantor:                         ASHFORD.COM, INC.

--------------------------------


--------------------------------            By: /s/ Alan Lipton
                                               ---------------------------------
                                               Name:  Alan Lipton
                                               Title: President





                                                              BANK:



Address of Bank:                            SILICON VALLEY BANK

--------------------------------


--------------------------------            By: /s/ Dale Kirkland
                                                --------------------------------
                                                Name:  Dale Kirkland
                                                Title: Senior VP

                                    EXHIBIT A

                                   Copyrights




                                                             Registration/               Registration/
                                                             Application                 Application
Description                                                     Number                      Date
-----------                                                  -------------               -------------
None



                                    EXHIBIT B

                                     Patents




                                                             Registration/               Registration/
                                                             Application                 Application
Description                                                     Number                      Date
-----------                                                  -------------               -------------
Electronic Commerce Product Pricing And Selection System
And Method                                                     09919420                    07/31/2001


                                    EXHIBIT C

                                   Trademarks



                                          Registration/     Registration/
                                          Application       Application
Mark                                         Number             Date           Country            Status
----                                      -------------     -------------      -------            ------
ASHFORD                                   76/098997         07/28/2000      United States       Abandoned

ASHFORD                                   76/094178         7/21/2000       United States       Abandoned

ASHFORD                                   76/094179         07/21/2000      United States       Abandoned

ASHFORD                                   76/094177         07/21/2000      United States       Abandoned

ASHFORD                                   76/094180         07/21/2000      United States       Abandoned

ASHFORD.COM                               75/806674         09/22/1999      United States       Abandoned

ASHFORD                                   75/806673         09/22/1999      United States       Abandoned

ASHFORD                                   75/980854         09/22/1999      United States       Abandoned

ASHFORD.COM                               75/980895         09/22/1999      United States       Abandoned

A & Design                                75/797795         09/13/1999      United States       Abandoned

A & Design                                75/797794         09/13/1999      United States       Abandoned

A & Design                                75/797796         09/13/1999      United States       Abandoned

A & Design                                75/797793         09/13/1999      United States       Abandoned

ZENITH                                    75/777441         08/17/1999      United States       Abandoned

ASHFORD.COM                               75/699918         05/05/1999      United States       Abandoned

ASHFORD                                   75/699919         05/05/1999      United States       Abandoned

ASHFORD.COM                               75/699917         05/05/1999      United States       Abandoned

ASHFORD.COM                               75/699921         05/05/1999      United States       Abandoned

ASHFORD                                   75/699924         05/05/1999      United States       Abandoned

ASHFORD                                   75/699916         05/05/1999      United States       Abandoned

ASHFORD                                   75/699920         05/05/1999      United States       Abandoned

ASHFORD.COM                               75/699922         05/05/1999      United States       Abandoned

ASHFORD.COM                               75/699923         05/05/1999      United States       Abandoned

ASHFORD                                   75/679181         04/09/1999      United States       Abandoned

A & Design                                TMA593358         10/28/2003      Canada              Registered

ASHFORD                                   1089864           01/22/2001      Canada              Pending

                                          TMA521249         11/26/2002      Canada              Registered

ASHFORD                                   577302            09/25/2000      Chile



                                          Registration/     Registration/
                                          Application       Application
Mark                                         Number             Date           Country            Status
----                                      -------------     -------------      -------            ------
A & Design                                1699548           01/14/2002      China               Registered

ASHFORD                                   1960714           09/14/2002      China               Registered

ASHFORD                                   2001047           08/07/2002      China               Registered

ASHFORD                                   1699549           01/14/2002      China               Registered

ASHFORD                                   1968391           08/28/2002      China               Registered

A & Design                                1565019           03/20/2000      European Union      Pending

ASHFORD                                   1238286           04/27/2001      European Union      Pending

ASHFORD                                   1565225           03/15/2002      European Union      Pending

ASHFORD                                   4530560           12/21/2001      Japan               Registered

A & Design                                4500630           082/24/2001     Japan               Registered

A & Design                                682083            12/20/2000      Mexico              Registered

ASHFORD                                   697707            04/30/2001      Mexico              Registered

ASHFORD                                   679109            11/29/2000      Mexico              Registered

ASHFORD                                   697708            04/30/2001      Mexico              Registered

ASHFORD                                   697709            04/30/2001      Mexico              Registered

A & Design                                22769             09/08/2000      Peru                Registered

ASHFORD                                   22387             08/11/2000      Peru                Registered

A & Design                                67929             05/09/2001      South Korea         Registered

ASHFORD                                   67928             05/09/2001      South Korea         Registered

A & Design                                475809            09/04/2000      Switzerland         Registered

ASHFORD                                   475695            08/30/2000      Switzerland         Registered

A & Design                                Bor11977          03/02/2001      Thailand            Registered

ASHFORD                                   Bor11795          02/15/2001      Thailand            Registered
